EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited - in millions, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015

OPERATING REVENUES:
Gas utility	$132.0	$128.6	$413.1	$481.5
Electric utility	147.7	147.8	289.8	301.7
Nonutility	254.0	274.6	415.5	474.0
Total operating revenues	533.7	551.0	1,118.4	1,257.2

OPERATING EXPENSES:
Cost of gas sold	34.0	36.4	145.5	208.4
Cost of fuel & purchased power	45.2	47.0	89.4	97.0
Cost of nonutility revenues	82.9	93.4	138.2	157.7
Other operating	229.7	225.0	430.7	456.2
Depreciation & amortization	64.1	63.7	128.0	126.6
Taxes other than income taxes	13.9	12.6	31.5	32.3
Total operating expenses	469.8	478.1	963.3	1,078.2

OPERATING INCOME	63.9	72.9	155.1	179.0

OTHER INCOME:
Equity in earnings (losses) of unconsolidated affiliates	0.1	—	(0.2)	—
Other income - net	7.8	5.0	14.5	10.5
Total other income	7.9	5.0	14.3	10.5

INTEREST EXPENSE	21.3	20.9	43.3	41.9

INCOME BEFORE INCOME TAXES	50.5	57.0	126.1	147.6

INCOME TAXES	18.2	21.2	45.5	54.8

NET INCOME	$32.3	$35.8	$80.6	$92.8

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	82.8	82.6	82.8	82.6
DILUTED COMMON SHARES OUTSTANDING	82.8	82.6	82.8	82.6

BASIC AND DILUTED EARNINGS PER SHARE OF COMMON STOCK	$0.39	$0.43	$0.97	$1.12

EXHIBIT 99.2

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited - in millions)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015

OPERATING REVENUES:
Gas utility	$132.0	$128.6	$413.1	$481.5
Electric utility	147.7	147.8	289.8	301.7
Other	0.1	0.1	0.2	0.2
Total operating revenues	279.8	276.5	703.1	783.4

OPERATING EXPENSES:
Cost of gas sold	34.0	36.4	145.5	208.4
Cost of fuel & purchased power	45.2	47.0	89.4	97.0
Other operating	81.3	78.5	171.4	181.3
Depreciation & amortization	54.0	52.0	107.6	104.2
Taxes other than income taxes	13.1	12.1	30.2	31.2
Total operating expenses	227.6	226.0	544.1	622.1

OPERATING INCOME	52.2	50.5	159.0	161.3

OTHER INCOME - NET	7.0	4.3	13.3	9.2

INTEREST EXPENSE	17.5	16.4	35.0	33.0

INCOME BEFORE INCOME TAXES	41.7	38.4	137.3	137.5

INCOME TAXES	15.4	14.0	49.9	50.1

NET INCOME	$26.3	$24.4	$87.4	$87.4

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Unaudited - in millions)

	June 30,	December 31,
	2016	2015

ASSETS
Current Assets
Cash & cash equivalents	$15.9	$74.7
Accounts receivable - less reserves of $6.0 &
$5.6, respectively	176.5	227.5
Accrued unbilled revenues	96.0	142.5
Inventories	127.8	133.7
Recoverable fuel & natural gas costs	18.4	—
Prepayments & other current assets	62.0	81.0
Total current assets	496.6	659.4

Utility Plant
Original cost	6,298.5	6,090.4
Less: accumulated depreciation & amortization	2,493.0	2,415.5
Net utility plant	3,805.5	3,674.9

Investments in unconsolidated affiliates	20.8	20.9
Other utility & corporate investments	32.8	31.2
Other nonutility investments	16.1	16.2
Nonutility plant - net	430.6	414.6
Goodwill	293.5	293.5
Regulatory assets	274.4	249.4
Other assets	40.8	39.9
TOTAL ASSETS	$5,411.1	$5,400.0

LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$239.8	$248.8
Refundable fuel & natural gas costs	—	7.9
Accrued liabilities	170.5	183.6
Short-term borrowings	45.2	14.5
Current maturities of long-term debt	—	73.0
Total current liabilities	455.5	527.8

Long-term Debt - Net of Current Maturities	1,713.5	1,712.9

Deferred Credits & Other Liabilities
Deferred income taxes	854.4	805.4
Regulatory liabilities	448.2	433.9
Deferred credits & other liabilities	238.3	236.2
Total deferred credits & other liabilities	1,540.9	1,475.5

Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
82.8 & 82.8, respectively	725.9	722.8
Retained earnings	976.5	962.2
Accumulated other comprehensive (loss)	(1.2)	(1.2)
Total common shareholders' equity	1,701.2	1,683.8
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$5,411.1	$5,400.0

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)

	Six Months Ended
	June 30,
	2016	2015

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$80.6	$92.8
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	128.0	126.6
Deferred income taxes & investment tax credits	48.9	28.7
Provision for uncollectible accounts	4.1	4.5
Expense portion of pension & postretirement benefit cost	1.9	3.1
Other non-cash items - net	4.0	3.1
Changes in working capital accounts:
Accounts receivable & accrued unbilled revenues	93.4	26.1
Inventories	5.9	6.0
Recoverable/refundable fuel & natural gas costs	(26.3)	30.0
Prepayments & other current assets	18.8	59.4
Accounts payable, including to affiliated companies	(23.6)	(71.7)
Accrued liabilities	(13.1)	(11.5)
Employer contributions to pension & postretirement plans	(17.1)	(22.3)
Changes in noncurrent assets	(17.5)	(5.1)
Changes in noncurrent liabilities	5.3	(3.1)
Net cash provided by operating activities	293.3	266.6

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from dividend reinvestment plan & other common stock issuances	3.0	3.0
Requirements for:
Dividends on common stock	(66.3)	(62.8)
Retirement of long-term debt	(73.0)	(5.0)
Net change in short-term borrowings	30.7	(60.0)
Net cash used in financing activities	(105.6)	(124.8)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of assets and other collections	1.4	4.1
Requirements for:
Capital expenditures, excluding AFUDC equity	(248.0)	(207.9)
Business acquisitions and other costs	—	(13.1)
Changes in restricted cash	0.1	—
Net cash used in investing activities	(246.5)	(216.9)

Net change in cash & cash equivalents	(58.8)	(75.1)
Cash & cash equivalents at beginning of period	74.7	86.4
Cash & cash equivalents at end of period	$15.9	$11.3

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(Unaudited - in millions, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015

REPORTED EARNINGS:
Utility Group
Gas Utility Services	$4.7	$3.4	$45.1	$43.8
Electric Utility Services	19.2	19.7	35.8	38.9
Other Operations	2.4	1.3	6.5	4.7
Total Utility Group	26.3	24.4	87.4	87.4

Nonutility Group
Infrastructure Services	4.2	12.3	(8.4)	9.7
Energy Services	2.3	(0.4)	2.5	(3.5)
Other Businesses	—	(0.3)	(0.3)	(0.5)
Nonutility Group	6.5	11.6	(6.2)	5.7

Corporate and Other	(0.5)	(0.2)	(0.6)	(0.3)

Vectren Consolidated	$32.3	$35.8	$80.6	$92.8

EARNINGS PER SHARE:
Utility Group	$0.32	$0.29	$1.06	$1.06
Nonutility Group	0.08	0.14	(0.08)	0.07
Corporate and Other	(0.01)	—	(0.01)	(0.01)

Reported EPS	$0.39	$0.43	$0.97	$1.12

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015

GAS UTILITY (Millions):
Residential Margin	$61.0	$55.9	$160.0	$151.7
Commercial Margin	14.3	13.8	45.2	44.3
Industrial Margin	14.1	13.0	33.1	32.3
Other Margin	1.5	2.5	4.3	5.9
Regulatory Expense Recovery Mechanisms	7.1	7.0	25.0	38.9
Total Gas Utility Margin	98.0	92.2	267.6	273.1
Cost of Gas Sold	34.0	36.4	145.5	208.4
Total Gas Utility Revenue	$132.0	$128.6	$413.1	$481.5

GAS SOLD & TRANSPORTED (MMDth):
Residential	8.5	7.1	41.2	50.3
Commercial	3.9	3.6	18.1	22.6
Industrial	29.9	28.3	65.8	66.3
	42.3	39.0	125.1	139.2

AVERAGE GAS CUSTOMERS
Residential	927,508	918,467	930,094	922,681
Commercial	85,271	84,752	85,585	85,196
Industrial	1,726	1,698	1,726	1,690
	1,014,505	1,004,917	1,017,405	1,009,567

WEATHER AS A PERCENT OF NORMAL (ANNUALIZED):
Heating Degree Days (Ohio)			98%	106%
Heating Degree Days (Indiana)			91%	102%

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015

ELECTRIC UTILITY (Millions):
Residential Margin	$36.2	$35.3	$71.4	$73.7
Commercial Margin	27.4	27.5	52.1	52.8
Industrial Margin	28.2	28.4	54.2	55.2
Other Margin	0.8	0.5	2.1	1.5
Regulatory Expense Recovery Mechanisms	3.0	1.9	7.1	5.3
Wholesale and Transmission	6.9	7.2	13.5	16.2
Total Electric Utility Margin	102.5	100.8	200.4	204.7
Cost of Fuel & Purchased Power	45.2	47.0	89.4	97.0
Total Electric Utility Revenue	$147.7	$147.8	$289.8	$301.7

ELECTRICITY SOLD (GWh):
Residential	319.7	307.8	664.5	703.0
Commercial	333.2	335.3	628.1	642.7
Industrial	700.2	719.4	1,354.4	1,392.3
Other Sales - Street Lighting	5.3	4.8	11.4	10.9
Total Retail	1,358.4	1,367.3	2,658.4	2,748.9
Wholesale	26.8	84.0	36.3	220.8
	1,385.2	1,451.3	2,694.7	2,969.7

AVERAGE ELECTRIC CUSTOMERS
Residential	125,501	124,935	125,533	124,906
Commercial	18,530	18,453	18,514	18,459
Industrial	112	113	113	113
Other	39	38	39	38
	144,182	143,539	144,199	143,516

WEATHER AS A PERCENT OF NORMAL (ANNUALIZED):
Cooling Degree Days (Indiana)	104%	107%	104%	107%
Heating Degree Days (Indiana)			91%	102%